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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            MAY 20, 2004
                                                 -------------------------------

COMMISSION FILE NUMBER:                             1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                                 13-2565216
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(State of other jurisdiction                                    (IRS Employer
 of incorporation)                                           Identification No.)


         650 Fifth Avenue, New York, New York                      10019-6108
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(Address of principal executive offices)                          (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                     N/A
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5

OTHER EVENTS

On May 20, 2004 the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 per common share payable on June 30, 2004 to shareholders of record on June 15, 2004. The press release is included herein as
Exhibit 99.1.

ITEM 7

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of the Business Acquired

      Not Applicable

(b)   Pro Forma Financial Information
      Not Applicable

(c)   Exhibits

      99.1  Press Release dated May 20, 2004
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:             May 21, 2004




BY:               /s/ JOHN W. TIETJEN
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                  JOHN W. TIETJEN
                  Executive Vice President, Treasurer
                  and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number

 99.1                     Press Release dated May 20, 2004